SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	001-40454	81-1004273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4863 Shawline Street, San Diego, California 92111

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

Not Applicable

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	KULR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On June 3, 2024, KULR Technology Group, Inc. (the “Company”) issued a press release announcing the expiration of the Standby Equity Purchase Agreement referred in Item 8.01 below. In addition, the Company also reported that as previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, its received an audit opinion that contains a going concern qualification. This was reported solely to comply with Section 610(b) of the NYSE American LLC Company Guide.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The announcement does not represent any change or amendment to the Company's audited financial statements or to its Annual Report on Form 10-K for the year ended December 31, 2023.

The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, “Regulation FD Disclosure.” The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 8.01	Other Items

As previously disclosed in the Current Reports on Form 8-K filed on May 16, 2022 and June 3, 2022, the Company entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd. (“Yorkville”), pursuant to which, the Company had the right, but not the obligation, to sell to Yorkville up to $50,000,000 of its shares of common stock, par value $0.0001 per share, at the Company’s request any time during the commitment period commencing on May 13, 2022 and terminating on June 1, 2024. At the time of expiration of the SEPA, there were no outstanding borrowings, advance notices or shares of common stock to be issued under the SEPA. In addition, there were no fees due by the Company or Yorkville in connection with the expiration of the SEPA.

Item 9.01	Exhibits

Exhibit No.	Description
99.1	Press Release dated June 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: June 3, 2024	By:	/s/ Michael Mo
Michael Mo
Chief Executive Officer